Exhibit 10.53

FOURTH AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT

THIS FOURTH AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT (this “Fourth Amendment”) is made and entered into as of February 16, 2018 (“Fourth Amendment Date”), by and among CEDARS-SINAI MEDICAL CENTER, a California nonprofit public benefit corporation (“CSMC”), SYNTHETIC BIOLOGICS, INC., a Nevada corporation (“Synthetic” or “SYN”) and SYNTHETIC BIOMICS, INC., a Nevada corporation (“Licensee”), under the following circumstances:

A.	CSMC, Synthetic and Licensee entered into an Exclusive License Agreement dated December 5, 2013, as amended (the “Agreement”), whereby CSMC granted to Licensee an exclusive license to use the Patent Rights and the Technical Information (as such terms are defined in the Agreement) pursuant to the terms and conditions of the Agreement.

B.	The parties desire to amend the Agreement to add certain patent applications solely owned by CSMC and certain patent applications co-owned by CSMC and Synthetic to the Patent Rights (as such term is defined in the Agreement) licensed under the Agreement, as further described herein.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and in the Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.          Recitals; Defined Terms. The parties hereby acknowledge and agree that Recital A is true and accurate. Terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement.

2.          Amendments to Schedule A to the Agreement. The patents and patent applications of Appendix A below are hereby added to Schedule A of the Agreement (in the case of entries which are co-owned, CSMC’s undivided interest is added to Schedule A).

3.          Co-Owned Patent Rights. With respect to the Patent Rights that are co-owned by the parties (including the patents and patent applications listed in Appendix A below), Licensee shall be obligated to pay CSMC a Royalty (as such term is defined in the Agreement) for the duration of the term of the Agreement (as outlined in Section 6.1), regardless of co-ownership of the Patent Rights between the parties and any early termination of the Agreement in accordance with Section 6.2(f) of the Agreement.

4.          Other Provisions. This Fourth Amendment is a revision to the Agreement only; it is not a novation thereof. Except as otherwise provided herein, the terms and conditions of the Agreement shall remain in full force and effect.

5.          Further Assurances. Each of the parties hereto shall execute such further documents and instruments, and do all such further acts, as may be necessary or required in order to effectuate the intent and accomplish the purposes of this Fourth Amendment.

6.          Counterparts. This Fourth Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank]

WITNESS WHEREOF, the parties have executed this Fourth Amendment to Exclusive License Agreement as of the Fourth Amendment Date.

Dated: February 16, 2018	SYNTHETIC BIOMICS, INC.

	By:	/s/ Steven Shallcross
Steven Shallcross
Interim CEO and CFO

Dated: February 16, 2018	SYNTHETIC BIOLOGICS, INC.

	By:	/s/ Steven Shallcross
Steven Shallcross
Interim CEO and CFO

Dated: February 16, 2018	CEDARS-SINAI MEDICAL CENTER

	By:	/s/ Edward M. Prunchunas
Edward M. Prunchunas
Executive Vice President for Finance & CFO

	By:	/s/ James D. Laur
James D. Laur, JD
Vice President for
Technology & Business Affairs

Appendix A

Title	Country	Patent Appn. No.	Filing Date	CSMC Reference ID:	Status
METHODS OF DIAGNOSIS, SELECTION, AND TREATMENT OF DISEASES AND CONDITIONS CAUSED BY OR ASSOCIATED WITH METHANOGENS	US	61/912,297	12/5/2013	416PR20	Converted
METHODS OF DIAGNOSIS, SELECTION, AND TREATMENT OF DISEASES AND CONDITIONS CAUSED BY OR ASSOCIATED WITH METHANOGENS	US	61/931,498	1/24/2014	416PR30	Converted
METHODS OF DIAGNOSIS, SELECTION, AND TREATMENT OF DISEASES AND CONDITIONS CAUSED BY OR ASSOCIATED WITH METHANOGENS	PCT	PCT/US2014/27697	03/14/2014	416WO00	Converted
METHODS OF DIAGNOSIS, SELECTION, AND TREATMENT OF DISEASES AND CONDITIONS CAUSED BY OR ASSOCIATED WITH METHANOGENS	Australia	2014239164	03/14/2014	416AU00	Pending
METHODS OF DIAGNOSIS, SELECTION, AND TREATMENT OF DISEASES AND CONDITIONS CAUSED BY OR ASSOCIATED WITH METHANOGENS	Brazil	1120150228259	03/14/2014	416BR00	Pending
METHODS OF DIAGNOSIS, SELECTION, AND TREATMENT OF DISEASES AND CONDITIONS CAUSED BY OR ASSOCIATED WITH METHANOGENS	Canada	2,903,493	03/14/2014	416CA00	Pending
METHODS OF DIAGNOSIS, SELECTION, AND TREATMENT OF DISEASES AND CONDITIONS CAUSED BY OR ASSOCIATED WITH METHANOGENS	China	2014800276522	03/14/2014	416CN00	Pending
METHODS OF DIAGNOSIS, SELECTION, AND TREATMENT OF DISEASES AND CONDITIONS CAUSED BY OR ASSOCIATED WITH METHANOGENS	Europe	14770590.9	03/14/2014	416EP00	Pending
METHODS OF DIAGNOSIS, SELECTION, AND TREATMENT OF DISEASES AND CONDITIONS CAUSED BY OR ASSOCIATED WITH METHANOGENS	Hong Kong	16102623.3	03/14/2014	416HK00	Pending

Title	Country	Patent Appn. No.	Filing Date	CSMC Reference ID:	Status
METHODS OF DIAGNOSIS, SELECTION, AND TREATMENT OF DISEASES AND CONDITIONS CAUSED BY OR ASSOCIATED WITH METHANOGENS	Japan	2016-502522	03/14/2014	416JP00	Pending
METHODS OF DIAGNOSIS, SELECTION, AND TREATMENT OF DISEASES AND CONDITIONS CAUSED BY OR ASSOCIATED WITH METHANOGENS	Mexico	MX/a/2015/012444	03/14/2014	416MX00	Pending
METHODS OF DIAGNOSIS, SELECTION, AND TREATMENT OF DISEASES AND CONDITIONS CAUSED BY OR ASSOCIATED WITH METHANOGENS	USA	14/211,197 (9,289,418)	03/14/2014	416US00	Patented
METHODS OF DIAGNOSIS, SELECTION, AND TREATMENT OF DISEASES AND CONDITIONS CAUSED BY OR ASSOCIATED WITH METHANOGENS	USA	14/776,465 (9,744,208)	09/14/2015	416US10	Patented
METHODS OF DIAGNOSIS, SELECTION, AND TREATMENT OF DISEASES AND CONDITIONS CAUSED BY OR ASSOCIATED WITH METHANOGENS	USA	15/043,223 (9,845,511)	02/12/2016	416US20	Patented
METHODS OF DIAGNOSIS, SELECTION, AND TREATMENT OF DISEASES AND CONDITIONS CAUSED BY OR ASSOCIATED WITH METHANOGENS	USA	15/656,758	07/21/2017	416US30	Pending
METHODS OF DIAGNOSIS, SELECTION, AND TREATMENT OF DISEASES AND CONDITIONS CAUSED BY OR ASSOCIATED WITH METHANOGENS	USA	15/810,891	11/13/2017	416US40	Pending
ANTI-METHANOGENIC COMPOSITIONS AND USES THEREOF	Australia	2015301596	8/13/2015	455AU00	Pending Co-Owned CSMC/SYN
ANTI-METHANOGENIC COMPOSITIONS AND USES THEREOF	Brazil	1120170027615	8/13/2015	455BR00	Pending Co-Owned CSMC/SYN
ANTI-METHANOGENIC COMPOSITIONS AND USES THEREOF	Canada	2,955,666	8/13/2015	455CA00	Pending Co-Owned CSMC/SYN
ANTI-METHANOGENIC COMPOSITIONS AND USES THEREOF	China	2015800502316	8/13/2015	455CN00	Pending Co-Owned CSMC/SYN

Title	Country	Patent Appn. No.	Filing Date	CSMC Reference ID:	Status
ANTI-METHANOGENIC COMPOSITIONS AND USES THEREOF	Europe	15831885.7	8/13/2015	455EP00	Pending Co-Owned CSMC/SYN
ANTI-METHANOGENIC COMPOSITIONS AND USES THEREOF	Japan	2017-528760	8/13/2015	455JP00	Pending Co-Owned CSMC/SYN
ANTI-METHANOGENIC COMPOSITIONS AND USES THEREOF	Israel	250568	8/13/2015	455IL00	Pending Co-Owned CSMC/SYN
ANTI-METHANOGENIC COMPOSITIONS AND USES THEREOF	India	201727005511	8/13/2015	455IN00	Pending Co-Owned CSMC/SYN
ANTI-METHANOGENIC COMPOSITIONS AND USES THEREOF	Korea	10-2017-7005268	8/13/2015	455KR00	Pending Co-Owned CSMC/SYN
ANTI-METHANOGENIC COMPOSITIONS AND USES THEREOF	Mexico	MX/a/2017/001971	8/13/2015	455MX00	Pending Co-Owned CSMC/SYN
ANTI-METHANOGENIC COMPOSITIONS AND USES THEREOF	Russia	2017106896	8/13/2015	455RU00	Pending Co-Owned CSMC/SYN
ANTI-METHANOGENIC COMPOSITIONS AND USES THEREOF	South Africa	2017/00566	8/13/2015	455ZA00	Pending Co-Owned CSMC/SYN
ANTI-METHANOGENIC STATINS AND THEIR DERIVATIVES	PCT	PCT/US2016/025214	3/31/2016	542WO00	Nat’l Filed Co-Owned CSMC/SYN
ANTI-METHANOGENIC STATINS AND THEIR DERIVATIVES	USA	15/560,145	09/20/2017	542US00	Pending Co-Owned CSMC/SYN
ANTI-METHANOGENIC STATINS AND THEIR DERIVATIVES	Europe	16774176.8	3/31/2016	542EP00	Pending Co-Owned CSMC/SYN
CLINICALLY EFFICACIOUS ANTI-METHANOGENIC COMPOSITIONS AND USES	USA	62/352,952	6/21/2016	632PR00	Expired Co-Owned CSMC/SYN
CLINICALLY EFFICACIOUS ANTI-METHANOGENIC COMPOSITIONS AND USES	USA	62/413,847	10/27/2016	632PR10	Expired Co-Owned CSMC/SYN
CLINICALLY EFFICACIOUS ANTI-METHANOGENIC COMPOSITIONS AND USES	PCT	PCT/US2017/038499	6/21/2017	632WO00	Pending Co-Owned CSMC/SYN